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                                                                EXHIBIT 10.26(a)


                      FIRST AMENDMENT TO LICENSE AGREEMENT


         This First Amendment to License Agreement ("Amendment") is made effective as of the 1st day of January, 2002, by and between Genomic Solutions Inc., a Delaware corporation ("GENOMIC") and Affymetrix, Inc., a Delaware corporation ("Affymetrix").

         The following facts underlie this Amendment:

         Pursuant to a certain License Agreement executed December 28, 2000 (the "License Agreement"), GENOMIC obtained a non-exclusive license to practice certain patent and other rights of Affymetrix. The parties now desire to amend the License Agreement pursuant to the terms and conditions of this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein and in the License Agreement, the parties agree as follows:

         1. DEFINITIONS. All capitalized terms not defined in this Amendment shall have the meaning set forth in the License Agreement. In addition, the License Agreement is amended to add the following new or substitute defined terms, as applicable:

         a)       Replace Section 1.10 with the following:

                  "Gene" shall refer to a nucleic acid sequence representing or encoding a distinct messenger RNA or protein as well as polymorphic variants of such sequence, provided that such polymorphic variants must have at least ninety-nine and nine tenths percent (99.9%) homology with the underlying gene.

         b)       Replace Section 1.11 with the following:

                  "Licensed Genetic Analysis Field" shall mean the measurement of the presence, absence or level of an expressed Gene in cells for use in pharmaceutical and diagnostic research provided that any one Nucleic Acid Array shall be capable of measuring up to but not exceeding *** Unique Elements using up to but not exceeding *** Spots.

         c) Change "diverse nucleic acids or polynucleotides" to "Unique Elements" in Section 1.14.


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         d)       Add new definition 1.18 as follows:

                  "Unique Element" shall mean up to two different nucleic acid sequences or polynucleotides designed or intended to measure the presence, absence or level of a single Gene.


         2.       ADDITIONAL AMENDMENTS:

         a)       Replace the 3rd sentence of Section 2.1 with the following:

                           Notwithstanding the foregoing, GENOMIC's license to use for contract services, import, lease, distribute, offer for sale and sell such Form Factor Compatible Nucleic Acid Arrays (all as provided above) containing fully synthesized oligonucleotides shall become effective on ***, and GENOMIC's license to make, but not have made, use, import, lease, distribute, offer for sale and sell such Nucleic Acid Arrays (all as provided above) containing clones or PCR products shall expire on ***; GENOMIC has the option to extend such license for Nucleic Acid Arrays containing clones or PCR products until *** by providing written notice to Affymetrix prior to *** that GENOMIC has exercised such option and paying Affymetrix the license extension fee set forth in
                           Section 3.3.

         b)       Add the following at the end of Section 2.1:

                           The parties acknowledge that GENOMIC may have opportunities for sales of Custom Arrays to bona fide clients whose Unique Element and Spot requirements exceed the number of permitted Unique Elements and Spots in the Licensed Genetic Analysis Field and sales to such clients will benefit both GENOMIC and Affymetrix. GENOMIC's license under this Section 2.1 shall include the right to manufacture and sell Custom Arrays exceeding the Unique Element and Spot limitation set forth in this Agreement if, and only if, the following conditions are met by GENOMIC and GENOMIC obtains Affymetrix' prior written consent which may be granted or withheld in Affymetrix' sole discretion: (A) the materials spotted onto the Custom Arrays by GENOMIC (i) are unique to that bona fide customer, (ii) are limited to cDNA, clonal DNA or PCR products, and (iii) are not purchased by or on behalf of GENOMIC or any of GENOMIC's customers through any third party, and (B) any one Custom Array shall be capable of measuring



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                  up to but not exceeding *** Unique Elements using up to but not exceeding *** Spots. Notwithstanding anything to the contrary herein, the annual sales of such Custom Arrays that exceed the Unique Element and Spot limitation set forth in this Agreement shall not exceed *** of GENOMIC's total annual Net Sales. For purposes of obtaining such written consent, the following procedures shall govern:

                           2.1.1 GENOMIC shall notify Affymetrix in writing of its desire to obtain Affymetrix' consent to a limited waiver of the Unique Element and Spot limitation to permit a particular Custom Array opportunity to a bona fide customer. Such written notice shall be made to an Affymetrix designated licensing contact who shall initially be Cindy Dolan. In connection with such written request, GENOMIC shall be required to identify the particular bona fide client and shall otherwise be permitted to respect confidentiality agreements. During the term of this Agreement, Affymetrix agrees that it will not offer its products or services to a bona fide client of GENOMIC identified to Affymetrix hereunder that are substantially similar to a Custom Array opportunity that meets the requirements set forth in clauses (A) and (B) of the preceding paragraph of this Amendment. Notwithstanding anything to the contrary herein, Affymetrix may offer any of its products or services, including, without limitation, Affymetrix' GeneChip Custom Array and CustomExpress Arrays, to potential customers that are independently identified by Affymetrix without the use of the names of clients identified by GENOMIC to Affymetrix hereunder.

                           2.1.2 Affymetrix shall consider GENOMIC's consent request and shall respond to GENOMIC's request within ten (10) business days after receipt of GENOMIC's request.

                           2.1.3 All such sales of Custom Arrays shall be subject to the Royalties as provided in
                                   Section 3.2.2 unless the parties agree in writing to a different royalty.

         c)       Replace Section 3.2.1 with the following:


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                           A minimum sum of *** for Contract Year 2 and a
                           minimum sum of Two Hundred Fifty Thousand *** for each of the remaining Contract Years of this Agreement, provided that any royalties in excess of a particular Contract Year minimum shall be applied against the minimum for the next Contract Year; or

         d)       Replace Section 3.2.2 and Table I with the following:

                           A royalty on Net Sales calculated as follows for each Nucleic Acid Array used, leased, sold or transferred to an End User or to a Distributor pursuant to the licenses granted in Section 2 hereof:

                           In Contract Year 2, the greater of:

                                   (i)    *** of Net Sales

                                   OR:

                                   (ii)   *** Unique Elements - $***per Unique
                                          Element

                                          Greater than *** Unique Elements -
                                          $***per Unique Element


                           In Contract Year 3, the greater of:

                                    (i)   *** of Net Sales


                                    OR:

                                    (ii)  *** Unique Elements - $*** per
                                          Unique Element

                                          Greater than *** Unique Elements -
                                          $*** per Unique Element

                           In Contract Year 4, the greater of:

                                    (i)   *** of Net Sales

                                    OR:

                                    (ii)  *** Unique Elements - $*** per
                                          Unique Element or


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                                          Greater than *** Unique Elements -
                                          $*** per Unique Element

                           In Contract Year 5, and each subsequent year, if any, the greater of:

                                    (i)   *** of Net Sales

                                    OR:

                                    (ii)  *** Unique Elements - $*** per
                                          Unique Element

                                          Greater than *** Unique Elements -
                                          $*** per Unique Element


                           ***


         e)       Replace Section 3.3 with the following:

                           If GENOMIC exercises its option to extend the license for Nucleic Acid Arrays containing clones or PCR products until *** as described in Section 2.1, GENOMIC shall pay Affymetrix on or before *** a one-time, non-refundable, up-front license extension fee, which vests as of *** and is not creditable toward any other royalties owed hereunder of ***.

         f)       Add the following to Section 5:

                  5.6 Notwithstanding anything to the contrary set forth in this Section 5, GENOMIC may terminate this Agreement at any time upon ninety (90) days written notice to Affymetrix (the last day of such ninety (90) day notice period being referred to herein as the "Termination Date"), provided, that GENOMIC shall be obligated to pay Affymetrix the entire minimum annual royalty pursuant to Section 3.2.1 for the Contract Year in which the Termination Date falls.


         3. EFFECTS OF AMENDMENT. Except as provided in this Amendment, all terms and conditions of the License Agreement shall remain in full force and effect without modification.


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         IN WITNESS WHEREOF, GENOMIC and Affymetrix have executed this Amendment as of the date first above written.

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


WITNESS:                                             GENOMIC SOLUTIONS INC.


/s/ Steven J. Richvalsky                             By: /s/ Gary A. Kendra
------------------------------------                     ----------------------------------------
                                                     Its:  Executive Vice President

                                                                              "GENOMIC"

                                                     AFFYMETRIX, INC.


/s/ Maria Payne                                      By: /s/ Greg Schiffman
------------------------------------                    --------------------------------------------------

                                                     Its: Vice President Chief Financial Officer


                                                                              "Affymetrix"

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